                                     RELEASE

This Release is made and entered  into this 24th day of January,  2005 by, among and on  behalf  of Boston  Capital  Corporate  Tax  Credit  Fund XIV,  a Limited
Partnership,  Boston Capital Corporate Tax Credit Fund XV, a Limited Partnership
and BCCC, Inc. on behalf of themselves and all of their subsidiaries, affiliates and successors in interest (collectively, "Boston Capital") and Home Properties,
Inc. and Home  Properties,  L.P. and all of their  subsidiaries,  affiliates and successors in interest (collectively, "Home Properties").

WHEREAS,  Home  Properties  and Boston  Capital  constitute the partners of H.P.
Knolls I  Associates,  L.P.  and HP Knolls II  Associates,  L.P.  (collectively,
"Knolls Partnerships") as well as HP-BC Limited Partnership ("HP-BC").

WHEREAS,  Home Properties has agreed to pay Boston Capital  Corporate Tax Credit
Fund XIV, a Limited Partnership, the sum of $3,253,724 and to pay Boston Capital
Tax Credit Fund XV, a Limited Partnership,  the sum of $2,427,306 (collectively, the  "Consideration")  on January 24, 2005 in  consideration of the agreement of
Boston  Capital to provide the release  and  indemnities  set forth below and to transfer and assign to an affiliate of Home  Properties all of Boston  Capital's right, title and interest as a partner in the Knolls Partnerships and HP-BC.

WHEREAS, BCCC, Inc. will benefit from the payment of the Consideration.

WHEREAS, Home Properties has agreed to provide the release set forth below.

WHEREAS,  the Knolls  Partnerships  own a certain  apartment  community known as
Green Meadows  located in the Borough of Baldwin,  Commonwealth  of Pennsylvania
("Green Meadows").

NOW THEREFORE,  in  consideration of the promises and mutual covenants set forth herein, the parties hereto agree as follows:

In  exchange  for and in  consideration  of the  terms  and  conditions  of this
Agreement and receipt of the Consideration, Boston Capital on its own behalf and on behalf of all of its partners  and other  constituents  (the "Boston  Capital
Releasors"), irrevocably and unconditionally waives releases and discharges Home
Properties and any of its past and present officers,  directors, agents, owners, partners, representatives, shareholders, employees, attorneys, divisions, units, branches,  subsidiaries,  affiliates,  predecessors and successors  (hereinafter collectively  referred  to as  "the  Home  Properties  Releasees")  jointly  and
individually  from  any  and  all  actions,  causes  of  actions,   obligations,
liabilities,  judgments,  suits,  debts,  attorneys' fees, costs, sums of money, bonds, bills,  specialties,  covenants,  contracts,  controversies,  agreements, promises, variances,  trespasses, damages, guarantees (including but not limited to operating deficit and tax credit guarantees)  executions,  claims and demands whatsoever in law or in equity which against the Home Properties Releasees,  the
Boston Capital  Releasors and their successors and assigns ever had, now have or hereinafter can, shall or may have for upon or by reason of any matter, cause or thing whatsoever from the beginning of time relating to the Knolls  Partnerships and HP-BC,  including but not limited to pursuant to the respective  partnership agreements of the Knolls Partnerships and HP-BC, solely in connection with Green
Meadows.  Boston Capital agrees never to file any lawsuit or charge in any court or before any  administrative  agency or other tribunal  against any of the Home
Properties  Releasees  ascertaining any claim or right of action relating to the above.  Boston Capital  agrees that if it or any other Boston  Capital  Releasor does file any such  action  then this  Agreement  may be  pleaded  in bar of the action  and the  parties  it has  sued in such  litigation  or  charge  shall be entitled  to  injunctive  relief  and  other  relief  as well as any  reasonable damages, costs and attorneys' fees incurred as a result of such actions.  Boston
Capital  further agrees to indemnify  Home  Properties  against:  (i) any claims brought by any of the Boston Capital  Releasors in connection with any matter as to which  Boston  Capital has provided a release to Home  Properties  hereunder, including but not limited to any claims brought by any of the former partners of
Boston Capital relating in any way to the tax credits associated with the Knolls
Partnerships;  and (ii) any claims  brought by any other person  and/or  entity, including but not limited to the Internal Revenue  Service,  relating in any way to the tax credits  allocated to the Boston Capital Releasors through the Knolls
Partnerships.

In  exchange  for and in  consideration  of the  terms  and  conditions  of this
Agreement Home Properties on its own behalf and on behalf of all of its partners
and  other   constituents   ("Home   Properties   Releasors")   irrevocably  and
unconditionally  waives,  releases and discharges  Boston Capital and any of its past and present officers, directors, agents, owners, partners, representatives, shareholders,  employees, attorneys,  divisions, units, branches,  subsidiaries, affiliates, predecessors and successors (hereinafter collectively referred to as the  "Boston  Capital  Releasees")  jointly  and  individually  from any and all actions, causes of actions, obligations,  liabilities,  judgments, suits, debts, attorneys' fees, costs, sums of money,  bonds,  bills,  specialties,  covenants, contracts, controversies,  agreements, promises, variances, trespasses, damages, guarantees  (including  but not  limited  to  operating  deficit  and tax credit guarantees),  executions,  claims and  demands,  whatsoever  in law or in equity which against the Boston Capital  Releasees,  the Home Properties  Releasors and
their successors and assigns ever had, now have or hereinafter can, shall or may have for upon or by reason of any  matter,  cause or thing  whatsoever  from the beginning of time relating to the Knolls  Partnerships and HP-BC,  including but not limited to pursuant to the respective  partnerships agreements of the Knolls
Partnerships and HP-BC, solely in connection with Green Meadows. Home Properties agrees  never  to file  any  lawsuit  or  charge  in any  court  or  before  any administrative  agency  or other  tribunal  against  any of the  Boston  Capital
Releasees  ascertaining any claim or right of action relating to the above. Home
Properties agrees that if it or any other Home Properties Releasor does file any such  action  then this  Agreement  may be  pleaded in bar of the action and the parties it has sued in such litigation or charge shall be entitled to injunctive relief and other relief as well as any reasonable damages,  costs and attorneys'
fees  incurred as result of such  actions.  Home  Properties  further  agrees to indemnify  Boston  Capital  against  any  claims  brought  by any  of  the  Home
Properties  Releasors in connection  with any matter as to which Home Properties has provided a release to Boston Capital hereunder.

HOME PROPERTIES, INC.

By:  /s/ Edward J. Pettinella
Edward J. Pettinella
President and CEO

HOME PROPERTIES, L.P.
By: Home Properties, Inc.

By:  /s/ Edward J. Pettinella
Edward J. Pettinella
President and CEO

BOSTON CAPITAL CORPORATE TAX CREDIT FUND XIV,
    A LIMITED PARTNERSHIP
By: BCCTC Associates XIV, LLC, its general partner
By: BCCTC Associates, Inc., its manager

By: /s/ Jeffrey H. Goldstein
Jeffrey H. Goldstein
Executive Vice President

BOSTON CAPITAL CORPORATE TAX CREDIT FUND XV, A LIMITED PARTNERSHIP
By:  BCCTC Associates, XV, LLC, its general partner
By:  BCCTC Associates, Inc., its manager

By: /s/ Jeffrey H. Goldstein
Jeffrey H. Goldstein
Executive Vice President

BCCC, INC.

By: /s/ Jeffrey H. Goldstein
Jeffrey H. Goldstein
Executive Vice President

January 24, 2005

Boston Capital Corporate Tax Credit Fund XIV, a Limited Partnership
Boston Capital Corporate Tax Credit Fund, XV, a Limited Partnership
BCCC, Inc.
c/o Boston Capital Partners, Inc.
One Boston Place
Boston, MA 02108

Re:      Green Meadows

The  purpose  of this  letter  is to set  forth our  agreement  relating  to the
purchase  by  an  affiliate  of  Home  Properties,   L.P.,   (hereafter,   "Home
Properties")  of: (i) the interests of Boston Capital  Corporate Tax Credit Fund
XIV, a Limited  Partnership,  Boston  Capital  Corporate  Tax Credit  Fund XV, a
Limited  Partnership and BCCC, Inc. (hereafter  collectively  referred to as the
"Boston Capital  Entities") in H.P. Knolls I Associates,  L.P.  ("Knolls I") and
H.P. Knolls II Associates,  L.P.  ("Knolls II"); and (ii) the interests of BCCC,
Inc. in HP-BC Limited Partnership ("HP-BC").

Home  Properties  has  agreed  to pay the  Boston  Capital  Entities  the sum of
$5,681,030 (the  "Consideration")  on January 24, 2005 in consideration  for the agreement  of the  Boston  Capital  Entities  to  transfer  and  assign  to Home
Properties all of the Boston Capital  Entities'  right,  title and interest as a partner in Knolls I, Knolls II and HP-BC (hereafter  referred to collectively as the "BC Interests").

Upon receipt of the  Consideration,  the Boston Capital  Entities shall promptly execute and deliver to Home  Properties:  (i) any and all  assignments and other documents  necessary  or  appropriate  to  transfer  the BC  Interests  to  Home
Properties free and clear of all claims, liens or other encumbrances; and (ii) a release in substantially  the form attached hereto as Exhibit A (the "Release").
Home Properties and Home Properties,  Inc. will  simultaneously sign and deliver the Release to the Boston Capital Entities.

Home  Properties  shall  have the right to assign  its  rights  and  obligations hereunder  to one of its  affiliates,  but in no case shall Home  Properties  be released of its obligation to pay the Consideration.

To signify your agreement to the above, please execute the attached copy of this letter.

HOME PROPERTIES, L.P.
By: Home Properties, Inc.

By: /s/ Edward J. Pettinella
Edward J. Pettinella
President and CEO

HOME PROPERTIES, INC.

By: /s/ Edward J. Pettinella
Edward J. Pettinella
President and CEO

ACKNOWLEDGED AND AGREED:

BOSTON CAPITAL CORPORATE TAX CREDIT FUND XIV,
     A LIMITED PARTNERSHIP
By: BCCTC Associates XIV, LLC, its general partner
By: BCCTC Associates, Inc., its manager

By: /s/ Jeffrey H. Goldstein
Jeffrey H. Goldstein
Executive Vice President

BOSTON CAPITAL CORPORATE TAX CREDIT FUND XV,
   A LIMITED PARTNERSHIP
By:  BCCTC Associates XV, LLC, its general partner
By:  BCCTC Associates, Inc., its manager

By: /s/ Jeffrey H. Goldstein
Jeffrey H. Goldstein
Executive Vice President

BCCC, INC.

By: /s/ Jeffrey H. Goldstein
Jeffrey H. Goldstein
Executive Vice President